EXHIBIT D

NOTICE OF WITHDRAWAL OF TENDER

Regarding

SHARES

of

SKYBRIDGE OPPORTUNITY FUND

Tendered Pursuant to the Offer to Purchase

Dated July 30, 2026

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT, AND THIS NOTICE OF WITHDRAWAL OF TENDER MUST BE

RECEIVED BY BNY MELLON INVESTMENT SERVICING BY, 11:59 P.M., NEW YORK

TIME, ON WEDNESDAY, AUGUST 26, 2026, UNLESS THE OFFER IS

EXTENDED OR THE COMPANY PERMITS A LATER WITHDRAWAL.

Complete this Notice of Withdrawal of Tender and Return or Deliver via U.S. Postal Service mail to:

SkyBridge Funds

c/o BNY Mellon TA Alternative Investment RIC Funds

PO Box 534411

Pittsburgh, PA 15253-4411

or via overnight private shipping service to:

SkyBridge Funds

c/o BNY Mellon TA Alternative Investment RIC Funds

Attention: 534411

500 Ross Street, 154-0520

Pittsburgh, PA 15262

For additional information:

Phone: (855) 631-5474

Fax: (833) 261-1559

You may also direct questions to your financial consultant.

SkyBridge Opportunity Fund

Ladies and Gentlemen:

The undersigned wishes to withdraw the previously submitted notice of the undersigned’s intent to tender its Shares of SkyBridge Opportunity Fund (the “Company”) for purchase by the Company that previously were submitted by the undersigned in a Notice of Intent to Tender dated ____________. IF THIS WITHDRAWAL NOTICE IS TIMELY RECEIVED IN ACCORDANCE WITH ITS ACCOMPANYING INSTRUCTIONS (OR THE COMPANY IN ITS DISCRETION PERMITS A LATER WITHDRAWAL), THE IDENTIFIED SHARES PREVIOUSLY SUBMITTED FOR TENDER WILL NOT BE REPURCHASED BY THE COMPANY.

Such tender was in the amount of (specify one):

☐	All of the undersigned’s Shares.

☐	A portion of the undersigned’s Shares expressed in number of shares.

Number of Shares: __________

☐	A portion of the undersigned’s Shares expressed in dollars.

Dollar Amount: __________

NAME AND ADDRESS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH):

Name of Shareholder:

Shareholder Account No.: __________________

Social Security No.

or Taxpayer

Identification No.: __________________

Telephone Number: __________________

Name of Joint Shareholder:

Telephone Number: __________________

The undersigned recognizes that upon the submission on a timely basis (or later submission with acceptance by the Company) of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Company upon expiration of the tender offer described above.

SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date: ______________	Date: ______________

NOTICE OF WITHDRAWAL OF TENDER

Regarding

SHARES

of

SKYBRIDGE OPPORTUNITY FUND

FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Tendered Pursuant to the Offer to Purchase

Dated July 30, 2026

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE

AT, AND YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER MUST SUBMIT THIS NOTICE OF WITHDRAWAL FOR PROCESSING BY, 11:59 P.M., NEW YORK TIME, ON WEDNESDAY, AUGUST 26, 2026, UNLESS THE OFFER IS EXTENDED OR THE COMPANY PERMITS A LATER WITHDRAWAL.

Complete this Notice of Withdrawal of Tender and Return or Deliver to your Merrill Financial Advisor/Portfolio Manager:

For additional information call your Merrill Financial Advisor/Portfolio Manager.

SkyBridge Opportunity Fund

Ladies and Gentlemen:

The undersigned wishes to withdraw the previously submitted notice of the undersigned’s intent to tender its Shares of SkyBridge Opportunity Fund (the “Company”) for purchase by the Company that previously were submitted by the undersigned in a Notice of Intent to Tender dated ____________. IF THIS WITHDRAWAL NOTICE IS TIMELY RECEIVED IN ACCORDANCE WITH ITS ACCOMPANYING INSTRUCTIONS (OR THE COMPANY IN ITS DISCRETION PERMITS A LATER WITHDRAWAL), THE IDENTIFIED SHARES PREVIOUSLY SUBMITTED FOR TENDER WILL NOT BE REPURCHASED BY THE COMPANY.

Such tender was in the amount of (specify one):

☐	All of the undersigned’s Shares.

☐	A portion of the undersigned’s Shares expressed in number of shares.

Number of Shares: _______________

NAME AND ADDRESS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH):

Name of Shareholder:

Social Security No.

or Taxpayer

Identification No.: __________________

Telephone Number: __________________

Name of Joint Shareholder:

Shareholder Account No.: __________________

Telephone Number: __________________

The undersigned recognizes that upon the submission on a timely basis (or later submission with acceptance by the Company) of this Notice of Withdrawal of Tender, properly executed, the Shares previously tendered will not be purchased by the Company upon expiration of the tender offer described above.

SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)

Print Name of Shareholder	Print Name of Shareholder

Title (if applicable)	Title (if applicable)

Date: ______________	Date: ______________